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                                                              EXHIBIT 10.90

                               FIRST AMENDMENT TO
                                 LOAN AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of this 5th day of August, 1996, is by and between PAXSON COMMUNICATIONS OF SALT LAKE CITY-16, INC., a Florida corporation (the "Lender"), and ROBERTS BROADCASTING OF SALT LAKE CITY, L.L.C., a Delaware limited liability company (the "Borrower").

                              W I T N E S S E T H:

         WHEREAS, the Lender and the Borrower are parties to a Loan Agreement dated as of April 19, 1996 (the "Loan Agreement"); and

         WHEREAS, the Lender and the Borrower wish to amend the Loan Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the Lender and the Borrower agree as follows:

         1. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         2.      Amendments.

                 (a) Section 1.1 of the Loan Agreement is amended in its entirety to read as follows:

                 "Section 1.1     The Loan.  The Lender agrees, upon the terms
         and conditions hereinafter set forth, to make a loan to the Borrower in an aggregate principal amount not to exceed $3,703,000."

                 (b) The first sentence of Section 1.2 of the Loan Agreement shall be amended in its entirety to read as follows:

                 "The outstanding principal amount of the Loan shall be evidenced by and subject to the terms of an amended and restated promissory note, dated August 5, 1996 (the "Note") payable to the order of the Lender and representing the obligation of the Borrower to pay to the Lender the amount of the Loan, with interest thereon, as prescribed in Section 1.4."

         3. Security Agreement. The parties hereto acknowledge and agree that the payment of the Loan as increased hereby shall continue to be fully secured by the Security Agreement by and between the parties hereto on the terms and conditions set forth therein

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and that the Note referred to in such Security Agreement shall refer to the
Note referred to in Section 2(b) of this Amendment.

         4. Effect of Amendment. Other than as amended hereby, all of the provisions of the Loan Agreement shall remain in full force and effect.

         5.      Counterparts.  This Amendment may be executed in counterparts.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                           ROBERTS BROADCASTING OF
                                           SALT LAKE CITY, L.L.C.



                                           By:  /s/ Michael V. Roberts
                                              ---------------------------
                                           Name:  Michael V. Roberts
                                           Title  Member


                                           PAXSON COMMUNICATIONS OF
                                           SALT LAKE CITY-16, INC.



                                           By: /s/ William L. Watson
                                              ---------------------------
                                           Name:  William L. Watson
                                           Title  Secretary